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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Valmont Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement
For The
April 29, 2002
Annual Shareholders' Meeting

Dear Shareholder:

        You are cordially invited to attend Valmont's Annual Meeting of Shareholders on Monday, April 29, 2002 at 2:00 P.M. The meeting will be held in the Lecture Hall of the Joslyn Art Museum at 2200 Dodge Street in Omaha. You may enter the building through the atrium entrance on the east side.

        The formal meeting of Shareholders will be followed by a review of Valmont's business operations for 2001 and the first quarter of 2002, as well as our outlook for the future. Following the meeting, you are invited to an informal reception where you can visit with the Directors and Officers about the activities of the Company.

        If you cannot attend the meeting in person, please vote your shares by proxy. Please complete, sign and date the enclosed proxy card and return it in the postage paid envelope. Your prompt return of the card will help your Company avoid additional solicitation costs. Your vote is important, either in person or by proxy.

        I look forward to seeing you at our Annual Meeting.

Sincerely,
Mogens C. Bay Chairman and Chief Executive Officer

Valmont Industries, Inc.
Notice of Annual Meeting
of Shareholders

        Notice is hereby given that the Annual Meeting of Shareholders of Valmont Industries, Inc., a Delaware corporation, will be held at the Joslyn Art Museum, 2200 Dodge St., Omaha, Nebraska 68102, on Monday, April 29, 2002 at 2:00 p.m. local time for the purpose of:

  (1)
  Electing three directors of the Company to three year terms.

  (2)
  Approving the Valmont 2002 Stock Plan

  (3)
  Ratifying the appointment of Deloitte & Touche LLP as independent accountants for fiscal 2002

  (4)
  Transacting such other business as may properly come before the meeting.

        Shareholders of record at the close of business on March 1, 2002 are entitled to vote at this meeting. If you do not expect to be present at the Annual Meeting and wish your shares to be voted, please complete, sign, date and mail the enclosed proxy form.

By Order of the Board of Directors
P. Thomas Pogge Secretary One Valmont Plaza Omaha, Nebraska 68154 March 22, 2002

Proxy Statement

To Our Shareholders:

        The Board of Directors of Valmont Industries, Inc. solicits your proxy in the form enclosed for use at the Annual Meeting of Shareholders to be held on Monday, April 29, 2002, or at any adjournments thereof.

        At the close of business on March 1, 2002, the record date for shareholders entitled to notice of and to vote at the meeting, there were outstanding 24,026,860 shares of the Company's common stock. There were no preferred shares outstanding. All holders of common stock are entitled to one vote for each share of stock held by them.

        Shares of common stock represented by a properly signed and returned proxy, including shares represented by broker non-votes or abstaining from voting, will be treated as present at the meeting for the purpose of determining a quorum. Directors are elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes will not affect the election of Directors.

        The proposals to approve the Valmont 2002 Stock Plan and to ratify the appointment of the accountants requires the affirmative vote of a majority of shares present in person or represented by proxy. Abstentions will have the same effect as a vote against these proposals. Broker non-votes on these proposals are treated as shares for which voting power has been withheld by the beneficial holders of those shares and therefore will not be counted as votes for or against these proposals.

        Any shareholder giving a proxy may revoke it before the meeting by mailing a signed instrument revoking the proxy to: Corporate Secretary, Valmont Industries, Inc., One Valmont Plaza, Omaha, Nebraska 68154-5215. To be effective, the revocation must be received by the Secretary before the date of the meeting. A shareholder may attend the meeting in person and at that time withdraw the proxy and vote in person.

        The cost of solicitation of proxies, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to their principals, shall be borne by the Company. This proxy statement and proxy card are being mailed to shareholders on or about March 22, 2002.

Certain Shareholders

        The following table sets forth, as of March 1, 2002, the number of shares beneficially owned by (i) persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding common stock, (ii) directors and named executive officers and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership March 1, 2002(1)	Percent of Class(2)
Robert B. Daugherty Ocean Reef Key Largo, FL 33037	7,131,568	29.7%
J.P. Morgan Chase & Co. (3) 270 Park Ave. New York, NY 10017	1,425,134	5.9%
Mogens C. Bay	1,128,665	4.7%
John E. Jones	50,000
Thomas F. Madison	65,230
Charles D. Peebler, Jr.	44,000
Bruce Rohde	38,000
Walter Scott, Jr.	92,000
Kenneth E. Stinson	52,000
Terry J. McClain	267,318	1.1%
E. Robert Meaney	117,185
Mark E. Treinen	94,079
Mark C. Jaksich	41,428
All Executive Officers and Directors As Group (15 persons)	9,127,882	38.0%

(1)
Includes shares which the directors and executive officers have, or within 60 days of March 1, 2002 will have, the right to acquire through the exercise of stock options, as follows: 20,000 shares each for Messrs. Daugherty and Stinson; 28,000 shares each for Messrs. Jones, Madison and Scott; and 12,000 shares each for Messrs. Peebler and Rohde; and 846,668, 152,256, 77,531, 41,869 and 35,334 shares for Messrs. Bay, McClain, Meaney, Treinen and Jaksich, respectively; and 1,306,992 shares for all executive officers and directors as a group.

(2)
Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1% of the outstanding shares of common stock.

(3)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002.

Election of Directors

        The Company's Board of Directors currently consists of eight members and is divided into three classes. Each class serves for three years on a staggered term basis. Of the Directors of the Company, only Mr. Bay is an employee of the Company.

        Three Directors have terms of office that expire at the 2002 Annual Meeting. They have been nominated by the Board of Directors for re-election to three-year terms. These nominees are:

Mogens C. Bay John E. Jones Walter Scott, Jr.

        Unless authority to vote for directors is withheld, the shares represented by the enclosed proxy will be voted for the election of the nominees named above. In the event any of such nominees becomes unavailable for election, the proxy holders will have discretionary authority to vote the proxies for a substitute. The Board of Directors has no reason to believe that any such nominee will be unavailable to serve.

Nominees for Election—Terms Expire 2005:

        Mogens C. Bay, Age 53, Chairman and Chief Executive Officer of the Company since January 1997. Director, ConAgra Foods, Inc., Peter Kiewit Sons', Inc. and Level 3 Communications, Inc.

Served as Director of Company continuously since October 1993.
Valmont Stock: 1,128,665 shares

        John E. Jones, Age 67, Retired Chairman, President and Chief Executive Officer of CBI Industries, Inc. (industrial construction). Director, Amsted Industries Incorporated, NICOR Inc. and BWAY Corp.

Served as Director of Company continuously since April 1993.
Valmont Stock: 50,000 shares

        Walter Scott, Jr., Age 70, Chairman of Level 3 Communications, Inc. (communications and information services) since March 1998. Previously, Chairman of the Board and President of Peter Kiewit Sons', Inc. Director, Berkshire Hathaway, Inc., Commonwealth Telephone Enterprises, Inc., MidAmerican Energy Holdings Company, Peter Kiewit Sons', Inc., Burlington Resources and RCN Corporation.

Served as Director of Company continuously since April 1981.
Valmont Stock: 92,000 shares

Continuing Directors—Terms Expire 2004:

        Thomas F. Madison, Age 66, President of MLM Partners (consulting and small business investment) since January 1993; Previously Chairman of Communications Holdings, Inc., President—Markets of U S WEST Communications and Vice Chairman and Office of CEO of Minnesota Mutual Life Insurance Company; Director, ACI Telecentrics, Delaware Group of Mutual Funds, Digital River, Inc., and Rimage Corporation.

Served as Director of Company continuously since June 1987.
Valmont Stock: 65,230 shares

        Bruce Rohde, Age 53, Chairman and CEO of ConAgra Foods, Inc. (food processor and producer) since September 1998. President, Vice Chairman and Chief Executive Officer of ConAgra Foods, Inc.

from September 1997 to September 1998. President and Vice Chairman of ConAgra Foods, Inc. from August 1996 to September 1997. Director, ConAgra Foods, Inc.

Served as Director of Company continuously since February 1999.
Valmont Stock: 38,000 shares

Continuing Directors—Terms Expire 2003:

        Robert B. Daugherty, Age 80, Chairman Emeritus of the Company since December 1996; Chairman of the Board of the Company from March 1947 to December 1996.

Served as Director of Company continuously since March 1947.
Valmont Stock: 7,131,568 shares

        Charles D. Peebler, Jr., Age 65, Retired Chairman Emeritus of True North Communications, Inc. and Managing Director of Plum Holdings, L.P. (venture capital firm concentrating on media content investments). Previously, President of True North Communications, Inc. and Chairman and Chief Executive Officer of True North Diversified Companies; Director, American Tool Companies, Inc., EOS International, Inc. and AvalonBay Communities, Inc.

Served as Director of Company continuously since February 1999.
Valmont Stock: 44,000 shares

        Kenneth E. Stinson, Age 59, Chairman and Chief Executive Officer of Peter Kiewit Sons', Inc. (construction and mining) since March 1998. Chairman and CEO of Kiewit Construction Group, Inc. from August 1994 until March 1998. Director, ConAgra Foods, Inc., Level 3 Communications, Inc. and Peter Kiewit Sons', Inc.

Served as Director of Company continuously since December 1996.
Valmont Stock: 52,000 shares

(1)
Messrs. Madison (Chairman) and Peebler are members of the Compensation Committee which met four times during 2001. The Compensation Committee, composed of directors who are not employees of the Company, directs the administration of various management incentive plans; takes action upon or makes recommendations to the Board of Directors on salary changes for certain key management personnel; and takes action upon or makes recommendations to the Board of Directors concerning certain employee benefit plan matters.

  Messrs. Scott (Chairman), Jones and Peebler are members of the Audit Committee, which met four times during the last fiscal year. The Audit Committee, composed of directors who are not employees of the Company, assists the Board by reviewing (1) the financial statements of the Company, (2) the independence and performance of the Company's independent auditors, and (3) the compliance by the Company with legal and regulatory requirements. The Audit Committee also recommends selection of the independent auditors; reviews matters pertaining to the audit, systems of internal control and accounting policies and procedures; has approval authority with respect to services provided by the independent auditors; and directs and supervises investigations into matters within the scope of its duties.

  The Company does not have a standing Nominating Committee.

(2)
The Board of Directors held five meetings during the last fiscal year. During 2001, non-employee directors were paid an annual fee of $25,000 plus $2,000 for each board meeting ($1,000 if participation is via teleconference) and $1,000 for each committee meeting attended. Committee chairmen receive an additional $6,000 per year. Messrs. Jones, Peebler and Scott have elected to receive their fees in the form of deferred compensation. The deferred fees accrue interest indexed to U.S. Government bonds, compounded monthly. Mr. Bay does not receive director or meeting fees.

(3)
Pursuant to the stockholder approved 1999 Stock Plan, each non-employee director receives (i) an annual award of 2,000 shares of common stock of the company and (ii) an annual award of a nonqualified stock option for 4,000 shares of common stock exercisable at the fair market value of the Company's common stock on the date of grant. These awards are made annually on the date of and following completion of Valmont's Annual Shareholders' Meeting. The common stock award will be forfeited if the director's services terminate for any reason other than death, retirement from the board at the mandatory retirement age, or resignation or failure to stand for re-election, in any such case without the prior approval of the board.

(4)
The "Valmont Stock" shown for the directors includes shares which the directors have the right to acquire through the exercise of stock options. See "Certain Shareholders" for additional information on stock ownership and options.

Executive Compensation

        The following Summary Compensation Table provides information on the annual and long-term compensation for services paid by the Company to the Chief Executive Officer and the four highest paid executive officers for the three fiscal years ended December 29, 2001.

Summary Compensation Table

Long-Term Compensation
				Awards	Payouts
Annual Compensation
Name and Principal Position				Number of Options (#)	LTIP Payouts ($)	All Other Comp. ($)(1)
	Year	Salary ($)	Bonus ($)
Mogens C. Bay Chairman and Chief Executive Officer	2001 2000 1999	650,000 650,000 624,000	0 909,091 661,600	100,000 100,000 200,000	251,944 351,938 0	40,587 107,244 70,683
Terry J. McClain Sr. Vice President and Chief Financial Officer	2001 2000 1999	281,750 245,000 229,900	0 297,727 222,425	30,000 25,000 50,000	61,882 86,438 0	15,463 35,885 24,660
E. Robert Meaney Sr. Vice President — International	2001 2000 1999	247,500 225,000 218,400	0 204,545 163,800	30,000 25,000 20,000	58,787 82,133 0	13,783 29,324 21,447
Mark E. Treinen Vice President, Business Development	2001 2000 1999	157,500 150,000 130,000	0 119,091 98,000	10,000 10,000 15,000	29,160 40,738 0	8,400 17,960 12,642
Mark C. Jaksich Vice President, Corporate Controller	2001 2000 1999	140,000 110,000 87,000	0 80,000 40,625	10,000 10,000 7,500	0 0 0	6,300 10,990 5,743

(1)
Amounts represent the Company's contribution under the Valmont Employee Retirement Savings Plan and related Restoration Plan.

8

Stock Option Grants In Fiscal Year 2001

        The following table provides information on fiscal year 2001 stock option grants to executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during fiscal 2001.

Individual Grants

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
			% of Total Options Granted to Employees In Fiscal Year
Name	Date Granted	Options Granted		Exercise Price ($) Per Share	Expiration Date
						5% ($)	10% ($)
Mogens C. Bay(1)	1/02/01	100,000	19.2%	17.58	01/01/11	1,105,214	2,800,609
Terry J. McClain(1)	12/16/01	30,000	5.8%	13.91	12/17/11	262,347	664,786
E. Robert Meaney(1)	12/16/01	30,000	5.8%	13.91	12/17/11	262,347	664,786
Mark E. Treinen(1)	12/16/01	10,000	1.9%	13.91	12/17/11	87,449	221,595
Mark C. Jaksich(1)	12/16/01	10,000	1.9%	13.91	12/17/11	87,449	221,595
All Shares Outstanding(3)						230,286,078	583,590,135

(1)
Options become exercisable in three equal annual installments commencing on the first anniversary of the grant.

(2)
Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise) so there is no assurance that the value realized will be at or near the potential realizable value as calculated in this table.

(3)
All shares outstanding represent the increase in total Company shareholder value if the stock price and assumed rates used in the stock option assumptions are achieved over a ten year option period multiplied by the number of shares outstanding at the end of fiscal 2001 (24,477,001).

Options Exercised in Fiscal Year 2001 and Fiscal Year End Values

        The following table provides information on the exercise of stock options during fiscal 2001 and the status of unexercised stock options at the end of the year for the executive officers named in the Summary Compensation Table.

			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options at FY-End ($)(2)
	Shares Acquired On Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mogens C. Bay	0	0	746,668	233,332	1,593,634	67,416
Terry J. McClain	0	0	152,256	83,332	0	31,500
E. Robert Meaney	0	0	77,531	59,998	19,448	31,500
Mark E. Treinen	0	0	41,869	21,666	24,680	10,500
Mark C. Jaksich	1,000	5,865	35,334	19,166	76,525	10,500

(1)
Value realized is the difference between the closing price of the Company's common stock on the day of exercise and the option exercise price multiplied by the number of shares.

(2)
Value is the difference between the closing price of the Company's common stock on the last trading day of fiscal 2001 and the option exercise price of the in-the-money options multiplied by the number of in-the-money options.

Long-Term Incentive Plans—Awards in Fiscal Year 2001

        The following table provides information on the long-term incentive program awards granted to the executive officers named in the Summary Compensation Table during fiscal year 2001.

			Estimated Future Payouts under Non-Stock Price-Based Plans
		Performance or Other Period Until Maturation or Payout
	Number Of Shares, Units or Other Rights (#)
			Threshold ($)	Target ($)	Maximum ($)
Mogens C. Bay	1 Unit	(1)	195,000	390,000	858,000
Terry J. McClain	1 Unit	(1)	42,263	84,525	185,955
E. Robert Meaney	1 Unit	(1)	37,125	74,250	163,350
Mark E. Treinen	1 Unit	(1)	19,688	39,375	86,625
Mark C. Jaksich	1 Unit	(1)	17,500	35,000	77,000

(1)
Awards are for the three-year award cycle ending in 2003.

        See "Compensation Committee Report on Executive Compensation—Long-Term Performance Incentives" for a description of the award program.

Compensation Committee Report
On Executive Compensation

        Valmont's executive compensation policies and practices are approved by the Compensation Committee of the Board of Directors (the "Committee"). The Committee during 2001 consisted of two Directors who are not employees of the Company. The Committee's determinations on compensation of the Chief Executive Officer and other executive officers are reviewed with the Board of Directors.

        The Committee has implemented compensation policies, plans and programs that seek to enhance shareholder value by aligning the financial interests of the executive officers with those of the Company's shareholders. Annual base salaries are generally set at competitive median levels. The Company relies on annual and long-term incentive compensation and stock options to attract, retain, motivate and reward executive officers and other key employees. Incentive compensation is variable and tied to corporate, business unit and individual performance. The plans are designed to provide an incentive to management to grow earnings, provide quality returns on investments, enhance shareholder value and contribute to the long-term growth of the Company. All incentive compensation plans are reviewed at least annually to assure their linkage to the current strategies and needs of the business. The Company's programs have been designed so that compensation paid to named executive officers in 2001 will be deductible under the Internal Revenue Code's compensation limits for deductibility.

        Valmont's executive compensation is based on four components, each of which is intended to support the overall compensation philosophy.

        Base Salary.    Base salary is targeted at median level for industrial manufacturing companies of similar characteristics such as sales volume, capitalization and financial performance. Salaries for executive officers are reviewed by the Committee on an annual basis and may be changed based on the individual's performance or a change in competitive pay levels in the marketplace.

        The Committee reviews with the Chief Executive Officer an annual salary plan for the Company's executive officers (other than the Chief Executive Officer). The salary plan is modified as deemed appropriate and approved by the Committee. The annual salary plan is developed by the Company's human resources staff, under the ultimate direction of the Chief Executive Officer, and is based on peer group and national surveys of industrial manufacturing organizations with similar characteristics and on performance judgments as to the past and expected future contributions of the individual executive. In addition, the Committee annually reviews information provided by independent compensation consultants concerning salary competitiveness. The Committee reviews and establishes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance, his leadership in establishing performance standards in the conduct of the Company's business, and its expectation as to his future contribution in directing the long-term success of the Company and its businesses.

        The Committee maintained the Chief Executive Officer's base salary of $650,000 during 2001. The decision to maintain the salary reflected the Committee's desire to direct more of the Chief Executive Officer's total compensation to incentive based programs.

        Annual Incentives.    The Company's short-term incentive plans are paid pursuant to programs established under the stockholder approved Executive Incentive Plan. The Committee believes that the annual bonus of key employees, including executive officers, should be based on optimizing profits and prudent management of the capital employed in the business. Accordingly, the programs provide for target performance levels based upon the Company's earnings per share or the respective business unit's net operating income after tax less a cost of capital. A minimum threshold level must be met before any awards are earned. Individual award targets are based on a pre-determined percentage of beginning of the year base salary considering the individual's position and the Committee's assessment of the individual's expected contribution in such position. Participants, thresholds and specific performance levels are established by the Committee at the beginning of each fiscal year.

        The Committee approved participation, including executive officers, in the programs for 2001. Based on performance levels achieved during 2001, the Committee approved aggregate bonus payments of $4,207,461. No annual incentive was paid to the Chief Executive Officer or the other executive officers named in the Summary Compensation Table for 2001.

        Long-term Performance Incentives.    Long-term performance incentives for senior management employees are provided through long-term performance share programs ("Programs") established under the stockholder approved Executive Incentive Plan and through the 1988, 1996 and 1999 Stock Plans. The current programs operate on three-year award cycles. The Committee selects participants, establishes target awards, and determines a performance matrix (based on return on equity, return on invested capital, net earnings and other selected factors) at the beginning of each award cycle. The performance matrix provides for the performance shares to be increased or decreased in number based on greater or lesser levels of performance. Earned performance shares are then valued at the Company's stock price at the end of the performance period. The Committee approves the number of performance shares to be paid following a review of results at the end of each performance cycle. Awards may be paid in cash or in shares of common stock or any combination of cash and stock.

        The Committee previously selected the participants, including executive officers, for participation in the award cycle ending in 2001. Based on performance goals previously established by the Committee, payments of $523,929 were approved for the 1999-2001 plan. The long-term performance incentive of $251,944 paid to the Chief Executive Officer for the 1999-2001 plan was based on pre-established performance goals. During 2001, the Committee selected the participants and established the performance goals for the 2002-2004 award cycle. The performance goals for the cycles ending in 2002, 2003 and 2004 are based on the company's return on invested capital.

        Stock Incentives.    Long-term stock incentives are provided through grants of stock options and restricted stock to executive officers and other key employees pursuant to the stockholder approved 1988, 1996 and 1999 Stock Plans (all referenced as the "Plan"). The stock component of compensation is intended to retain and motivate employees to improve long-term shareholder value. Stock options are granted at the prevailing market value and have value only if the Company's stock price increases. Stock options granted during 2001 vest beginning on the first anniversary of the grant in equal amounts over three years. Employees must be employed by the Company at the time of vesting in order to exercise the options. The Committee believes this element of the total compensation program directly links the participant's interests with those of the shareholders and the long-term performance of the Company.

        The Committee establishes the number and terms of the options granted under the Plan. The Committee encourages executives to build a substantial ownership investment in the Company's common stock. The Options Exercised on page 9 reflect the shares acquired by certain executive officers in 2001. The table on page 5 reflects the ownership position of the directors and executive officers at March 1, 2002. Outstanding performance by an individual executive officer is recognized through larger option grants. The Committee, in determining grants of stock options under the Plan, also reviews and considers the executive's history of retaining shares previously obtained through the exercise of prior options.

        The Committee granted options for an aggregate of 491,800 shares to 105 employees during 2001, including options for an aggregate of 192,000 shares to the executive officers. The Chief Executive Officer was granted non-qualified options in January 2001 to acquire 100,000 shares. The number of options awarded in the 2001 grant was equal to the standard grant in the prior three years and recognizes Mr. Bay's performance in leading the growth of the Company.

        Restricted stock grants are also part of the Company's long-term stock incentives. Restricted stock awards will be issued when performance results and the strategic needs of the business so warrant. There were no restricted stock awards during the period of 1997 through 2001 to executive officers.

        The Committee believes that the programs described above provide compensation that is competitive with comparable manufacturing companies, links executive and shareholder interests and provides the basis for the Company to attract and retain qualified executives. The Committee will continue to monitor the relationship among executive compensation, the Company's performance and shareholder value.

COMPENSATION COMMITTEE Thomas F. Madison, Chairman Charles D. Peebler, Jr.

Audit Committee Report

        During fiscal 2000, Valmont's Board of Directors adopted a written charter setting out the functions to be performed by the Audit Committee (the "Committee") of the Board of Directors. The Committee members listed below are all independent for purposes of the National Association of Securities Dealers' listing standards.

        The Committee reviewed Valmont's audited financial statements for fiscal 2001 and met with both management and Deloitte & Touche LLP ("Deloitte"), the Company's independent accountants, to discuss the financial statements. The Committee received from and discussed with Deloitte the written disclosures and the letter required by Independence Standards Board Standard No. 1 relating to that firm's independence from the Company. The Committee also discussed with Deloitte any matters required to be discussed by Statement on Auditing Standards No. 61 relating to communications between the audit committee and the independent accountants. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

        The Committee performed other functions pursuant to the charter of the Audit Committee. The Committee has considered whether the provision of non-audit services by Deloitte (see "Ratification of Appointment of Independent Auditors") is compatible with maintaining such firm's independence.

Audit Committee
Walter Scott, Jr., Chairman Charles D. Peebler, Jr. John E. Jones

Shareholder Return Performance Graphs

        The graph below compares the yearly change in the cumulative total shareholder return on the Company's common stock with the cumulative total returns of the S&P Small Cap 600 Index and an index consisting of a combination of the S&P Manufacturing (Diversified) and Machinery (Diversified) indexes for the five year period ended December 29, 2001. The graph assumes that the value of the investment in Valmont Common Stock and each index was $100 on December 31, 1996 and that all dividends were reinvested.

APPROVAL OF THE VALMONT 2002 STOCK PLAN

General

        Valmont's Board of Directors has adopted the Valmont 2002 Stock Plan (the "Plan"), subject to stockholder approval. The Board of Directors recognizes the value of stock incentives in assisting Valmont in the hiring and retaining of management personnel and in enhancing the long-term mutuality of interest between Valmont stockholders and its directors, officers and employees. Since only 449,621 shares of common stock remain available for grant under Valmont's current stock plans, the Board of Directors has approved the Plan which authorizes the issuance of up to 1,700,000 shares of Valmont common stock.

        Under the Plan, the Compensation Committee (the "Committee") of the Board may grant stock options, stock appreciation rights, restricted stock and certain stock bonuses to officers and other employees of Valmont and its subsidiaries. The number of grantees may vary from year to year. The number of employees eligible to participate in the Plan is estimated to be approximately 200. The Committee administers the Plan and its determinations are binding upon all persons participating in the Plan.

        The maximum number of shares of Valmont's common stock that may be issued under the Plan is 1,700,000. Any shares of common stock subject to an award which for any reasons are cancelled, terminated or otherwise settled without the issuance of any common stock are again available for awards under the Plan. If payment for an award or the satisfaction of related withholding tax liabilities is effected through the surrender of common stock or the withholding of common stock, the number of shares of common stock available for awards under the Plan shall be increased by the number of shares of common stock so surrendered or withheld. The maximum number of shares of common stock which may be issued under the Plan to any one employee shall not exceed 40% of the aggregate number of shares of common stock that may be issued under the Plan. A maximum of 20% of the shares of stock available under the Plan may be issued as restricted stock or stock bonuses. In addition, a maximum of 50,000 shares may be issued to non-employee consultants.

        The shares may be unissued shares or treasury stock. If there is a stock split, stock dividend, recapitalization, spinoff, exchange or other similar corporate transaction or event affecting Valmont's common stock, appropriate adjustments shall be made by the Committee in the number of shares issuable in the future and in the number of shares and price under all outstanding grants made before the event.

Grants Under The Plan

        Stock Options for Employees:    The Committee may grant employees nonqualified options and options qualifying as incentive stock options. The option price of either a nonqualified stock option or an incentive stock option will be the fair market value of the common stock on the date of grant. Options qualifying as incentive stock options must meet certain requirements of the Internal Revenue Code. To exercise an option, an employee may pay the option price in cash, or if permitted by the Committee, by withholding shares otherwise issuable on exercise of the option or by delivering other shares of common stock, if such shares have been owned by the optionee for at least six months. The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine the time or times when each option is exercisable. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. All outstanding options become immediately exercisable in the event of a change-in-control (as defined in the Plan) of Valmont.

        Replacement Options:    The Committee may grant a replacement option to any employee who exercises all or part of an option using "qualifying stock." A replacement option grants to the employee the right to purchase, at fair market value as of the date of said exercise and grant, the number of shares of stock used by the employee in payment of the purchase price for the option or in connection with applicable withholding taxes on the option exercise. A replacement option may not be exercised for six months following the date of grant, and expires on the same date as the option which it replaces. "Qualifying stock" is stock which has been owned by the employee for at least six months prior to the date of exercise and has not been used in a stock-for-stock swap transaction within the preceding six months.

        Stock Appreciation Rights:    The Committee may grant a stock appreciation right (a "SAR") in conjunction with an option granted under the Plan or separately from any option. Each SAR granted in tandem with an option may be exercised only to the extent that the corresponding option is exercised, and such SAR terminates upon termination or exercise of the corresponding option. Upon the exercise of a SAR granted in tandem with an option, the corresponding option will terminate. SAR's granted separately from options may be granted on such terms and conditions as the Committee establishes. If an employee exercises a SAR, the employee will generally receive a payment equal to the excess of the fair market value at the time of exercise of the shares with respect to which the SAR is being exercised over the price of such shares as fixed by the Committee at the time the SAR was granted. Payment may be made in cash, in shares of Valmont common stock, or any combination of cash and shares as the Committee determines.

        Restricted Stock:    The Committee may grant awards of restricted stock to employees under the Plan. The restrictions on such shares shall be established by the Committee, which may include restrictions relating to continued employment and Valmont financial performance. The Committee may issue such restricted stock awards without any cash payment by the employee, or with such cash payment as the Committee may determine. All restrictions lapse in the event of a change-in-control (as defined in the Plan) of Valmont. The Committee intends that all restricted stock grants shall have a restriction period of one year on performance-based restricted stock and three years on tenure-based restricted stock. The Committee has the right to accelerate the vesting of restricted shares and to waive any restrictions. The Committee intends to grant acceleration or waiver of restricted stock provisions only in the case of special circumstances.

        Stock Bonuses:    The Committee may grant a bonus in shares of Valmont common stock to employees under the Plan. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to such employee.

        Director Participation:    Each non-employee director will receive under the Plan (1) an annual award of 2,000 shares of common stock and (2) an annual award of a nonqualified stock option for 4,000 shares of common stock exercisable at the fair market value of Valmont's common stock on the date of grant. These awards shall be made annually on the date of and following completion of Valmont's annual stockholders' meeting, commencing with the 2002 annual stockholders' meeting. Directors currently receive similar grants under the 1999 Stock Plan. Following stockholder approval of the 2002 Stock Plan, directors will receive such grants only pursuant to the 2002 Stock Plan. The common stock award will be forfeited if the director's services terminate for any reason other than death, retirement from the board at mandatory retirement age, or resignation or failure to stand for re-election, in any such case without the prior approval of the board.

        Tax Withholding:    The Committee may permit an employee to satisfy applicable federal, state and local tax withholding requirements through the delivery to Valmont of previously-acquired shares of common stock or by having shares otherwise issuable under the Plan withheld by Valmont.

        Other Information:    Except as permitted by the Committee, awards under the Plan are not transferable except by will or under the laws of descent and distribution. The Board may terminate the Plan at any time but such termination shall not affect any stock options, SAR's, restricted stock or stock bonuses then outstanding under the Plan. Unless terminated by action of the Board, the Plan will continue in effect until December 31, 2012, but awards granted prior to such date will continue in effect until they expire in accordance with their original terms. The Board may also amend the Plan as it deems advisable. Amendments which (1) materially modify the requirements for participation in the 2002 Stock Plan, (2) increase the number of shares of Valmont common stock subject to issuance under the 2002 Stock Plan, or (3) change the minimum exercise price for stock options as provided in the Plan, must be submitted to stockholders for approval.

Federal Income Tax Consequences

        With respect to incentive stock options, if the holder of an option does not dispose of the shares acquired upon exercise of the option within one year from the transfer of such shares to such employee, or within two years from the date the option to acquire such shares is granted, then for federal income tax purposes (1) the optionee will not recognize any income at the time of exercise of the option; (2) the excess of the fair market value of the shares as of the date of exercise over the option price will constitute an "item of adjustment" for purposes of the alternative minimum tax; and (3) the difference between the option price and the amount realized upon the sale of the shares by the optionee will be treated as a long-term capital gain or loss. Valmont will not be allowed a deduction for federal income tax purposes in connection with the granting of an incentive stock option or the issuance of shares thereunder.

        With respect to the grant of options which are not incentive stock options, the person receiving an option will recognize no income on receipt thereof. Upon the exercise of the option, the optionee will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised. Valmont generally will receive an equivalent deduction at that time.

        With respect to restricted stock awards and bonuses of common stock, an amount equal to the fair market value of the Valmont shares distributed to the employee (in excess of any purchase price paid by the employee) will be includable in the employee's gross income at the time of receipt unless the award is not transferable and subject to a substantial risk of forfeiture as defined in Section 83 of the Internal Revenue Code (a "Forfeiture Restriction"). If an employee receives an award subject to a Forfeiture Restriction, the employee may elect to include in gross income the fair market value of the award. In the absence of such an election, the employee will include in gross income the fair market value of the award subject to a Forfeiture Restriction on the earlier of the date such restrictions lapse or the date the award becomes transferable. Valmont generally is entitled to a deduction at the time and in the amount that the income is included in the gross income of an employee.

        With respect to stock appreciation rights, the amount of any cash (or the fair market value of any common stock) received upon the exercise of a stock appreciation right will be subject to ordinary income tax in the year of receipt and Valmont generally will be entitled to a deduction for such amount.

Vote Required

        The favorable vote of the holders of a majority of the outstanding shares of Valmont's common stock present in person or represented by proxy at the meeting is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE VALMONT 2002 STOCK PLAN.

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Ratification of Appointment of Independent Auditors

        The firm of Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively "Deloitte") has been appointed by the Board of Directors to conduct the 2002 audit of the Company's financial statements. The same firm conducted the 2000 and 2001 audits. Fees billed by Deloitte to the Company for services during the fiscal year ended December 29, 2001 were:

        Audit Fees.    Deloitte billed the Company an aggregate of $198,340 for professional services rendered in connection with the audit of the Company's fiscal 2001 annual financial statements and Deloitte's review of the Company's quarterly financial statements during fiscal 2001.

        Financial Information Systems Design and Implementation Fees.    Deloitte performed no information technology services for the Company during fiscal 2001.

        All Other Fees.    Deloitte billed the Company an aggregate of $555,922 for all other services during fiscal 2001 including audit related services of approximately $52,510 and non-audit services of $503,412. Audit related services primarily included fees for employee benefit plan audits, consents related to Securities and Exchange Commission filings, agreed-upon procedures and consultation on accounting standards. Non-audit services primarily included fees for consultations related to tax planning and compliance and general business practices.

        The Board of Directors requests that the shareholders ratify the appointment of Deloitte as independent public accountants to conduct the 2002 audit of the Company's financial statements. A representative from Deloitte will be present at the Shareholders' Meeting and will have the opportunity to respond to appropriate questions.

Shareholder Proposals

        Shareholder proposals intended to be presented at the next annual meeting of shareholders must be received by the Company no later than November 25, 2002 in order to be considered for inclusion in the proxy statement for such meeting.

        The Company's bylaws set forth certain procedures which shareholders must follow in order to nominate a director or present any other business at an annual shareholders' meeting. Generally, a shareholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than ninety nor more than one hundred twenty days prior to the meeting. The bylaws specify the information which must accompany such shareholder notice. Details of the provision of the bylaws may be obtained by any shareholder from the Secretary of the Company.

Other Matters

        The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting of Shareholders. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

By Order of the Board of Directors
P. Thomas Pogge Secretary Valmont Industries, Inc.

PROXY

Valmont Industries, Inc.
Proxy for the Annual Meeting of Shareholders on April 29, 2002

        The undersigned hereby constitutes and appoints Mogens C. Bay and Robert B. Daugherty, or any substitute appointed by them, the undersigned's agents, attorneys and proxies to vote, as designated below, the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders of Valmont Industries, Inc., to be held at the Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska 68102, on April 29, 2002 at 2:00 p.m. local time, or at any adjournments thereof.

  1)
  ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as designated to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Mogens C. Bay
John E. Jones
Walter Scott, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

  2)
  PROPOSAL to approve the Valmont 2002 Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  3)
  PROPOSAL to ratify the appointment of Deloitte & Touche LLP as independent accountants for fiscal 2002.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  4)
  IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business or matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

Dated this ___ day of _________, 2002.	Signature

Signature

(When signing as attorney, executor, administrator, trustee, guardian or conservator, designate full title. All joint tenants must sign.)

APPENDIX

        Note: Pursuant to Instruction 3 to Item 10 of Schedule 14A of the Securities Exchange Act of 1934, the following written plan document, which is not being mailed to stockholders with the proxy statement, is being filed in electronic format as an appendix to this proxy statement filing.

VALMONT 2002 STOCK PLAN

SECTION 1

NAME AND PURPOSE

        1.1    Name.    The name of the plan shall be the Valmont 2002 Stock Plan (the "Plan").

        1.2.    Purpose of Plan.    The purpose of the Plan is to foster and promote the long-term financial success of the Company and increase stockholder value by (a) motivating superior performance by means of stock incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of a management team responsible for the long-term financial success of the Company.

SECTION 2

DEFINITIONS

        2.1    Definitions.    Whenever used herein, the following terms shall have the respective meanings set forth below:

  (a)
  "Act" means the Securities Exchange Act of 1934, as amended.

  (b)
  "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, or any combination thereof granted under the Plan, including Awards combining two or more types of Awards in a single grant.

  (c)
  "Board" means the Board of Directors of the Company.

  (d)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (e)
  "Committee" means the Compensation Committee of the Board, which shall consist of two or more members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 as promulgated under the Act.

  (f)
  "Company" means Valmont Industries, Inc., a Delaware corporation (and any successor thereto) and its Subsidiaries.

  (g)
  "Director Award" means an award of Stock and an annual Award of a Nonstatutory Stock Option granted to each Eligible Director pursuant to Section 7.1 without any action by the Board or the Committee.

  (h)
  "Eligible Director" means a person who is serving as a member of the Board and who is not an Employee.

  (i)
  "Employee" means any employee of the Company or any of its Subsidiaries.

  (j)
  "Fair Market Value" means, on any date, the average of the high and low sales prices of the Stock as reported on the National Association of Securities Dealers Automated Quotation system (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such system (or such other system) on such date, Fair Market Value shall mean the average of the high and low sale prices on the immediately preceding date on which Stock transactions were so reported.

  (k)
  "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an Incentive Stock Option within the meaning of Section 422 of the Code or (ii) a Nonstatutory Stock Option.

  (l)
  "Participant" means any person designated by the Committee to participate in the Plan.

  (m)
  "Plan" means the Valmont 2002 Stock Plan, as in effect from time to time.

  (n)
  "Restricted Stock" shall mean a share of Stock granted to a Participant subject to such restrictions as the Committee may determine.

  (o)
  "Stock" means the Common Stock of the Company, par value $1.00 per share.

  (p)
  "Stock Appreciation Right" means the right, subject to such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, as determined by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

  (q)
  "Stock Bonus" means the grant of Stock as compensation from the Company in lieu of cash salary or bonuses otherwise payable to the Participant, and stock issued for service awards and other similar employee recognition programs.

  (r)
  "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

        2.2    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3

ELIGIBILITY AND PARTICIPATION

        Except as otherwise provided in Sections 5.1 and 7.1, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

SECTION 4

POWERS OF THE COMMITTEE

        4.1    Power to Grant.    The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Awards, and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

        4.2    Administration.    The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

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SECTION 5

STOCK SUBJECT TO PLAN

        5.1    Number.    Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards (including Director Awards) under the Plan may not exceed 1,700,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose. The maximum number of shares of Stock with respect to which Awards may be granted to any one Employee under the Plan is 40% of the aggregate number of shares of Stock available for Awards under Section 5.1. A maximum of 20% of the shares of Stock available for issuance under the Plan may be issued as Restricted Stock or Stock Bonuses. In addition, a maximum of 50,000 shares available for issuance under the Plan may be issued to non-employee consultants.

        5.2    Cancelled, Terminated or Forfeited Awards.    Any shares of Stock subject to an Award which for any reason are cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. In the event that an Award is exercised through the delivery of Stock or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Stock by the Company, the number of shares available for Awards under the Plan shall be increased by the number of shares surrendered or withheld.

        5.3    Adjustment in Capitalization.    In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate transaction or event, (i) the aggregate number of shares of Stock available for Awards under Section 5.1 and (ii) the number of shares and exercise price with respect to Options and the number, prices and dollar value of other Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number of shares of Stock authorized for issuance under the Plan, a corresponding adjustment shall be made with respect to Director Awards granted pursuant to Section 7.1.

SECTION 6

STOCK OPTIONS

        6.1    Grant of Options.    Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the exercisability (if any) of the Option in the event of death, retirement, disability or termination of employment, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Options may also be granted in replacement of or upon assumption of options previously issued by companies acquired by the Company by merger or stock purchase, and any options so replaced or assumed may have the same terms including exercise price as the options so replaced or assumed.

        6.2    Option Price.    Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

        6.3    Exercise of Options.    Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, subject to the Committee's right to accelerate the exercisability of such Option in its discretion.

3

Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted.

        6.4    Payment.    The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant to make payment (i) by tendering, either by actual delivery of shares or by attestation, shares of Stock already owned by the Participant valued at its Fair Market Value on the date of exercise (if such Stock has been owned by the Participant for at least six months) or (ii) by electing to have the Company retain Stock which would otherwise be issued on exercise of the Option, valued at its Fair Market Value on the date of exercise. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any required tax withholding resulting from such exercise.

        6.5    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

        6.6    Replacement Options.    The Committee may grant a replacement option (a "Replacement Option") to any Employee who exercises all or part of an option granted under this Plan using Qualifying Stock (as herein defined) as payment for the purchase price. A Replacement Option shall grant to the Employee the right to purchase, at the Fair Market Value as of the date of said exercise and grant, the number of shares of stock equal to the sum of the number of whole shares (i) used by the Employee in payment of the purchase price for the option which was exercised and (ii) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the option which it replaces. Qualifying Stock is stock which has been owned by the Employee for at least six months prior to the date of exercise and has not been used in a stock-for-stock swap transaction within the preceding six months.

SECTION 7

DIRECTOR AWARDS

        7.1    Amount of Award.    Each Eligible Director shall receive a non-discretionary Award of 2,000 shares of stock each year; such Award shall be made annually on the date of and following completion of the Company's annual stockholders' meeting (commencing with the 2002 annual stockholders' meeting). Each Eligible Director shall be issued a common stock certificate for such number of shares. Termination of the director's services for any reason other than (i) death, (ii) retirement from the Board at mandatory retirement age, or (iii) resignation or failure to stand for re-election, in any such case with the prior approval of the Board, will result in forfeiture of the Stock. If the Stock is forfeited, the director shall return the number of forfeited shares of Stock, or equivalent value, to the Company. The number of shares of Stock awarded to an Eligible Director annually shall be appropriately adjusted in the event of any stock changes as described in Section 5.3. In addition, each Eligible Director shall receive a non-discretionary Award of a Nonqualified Stock Option for 4,000 shares of Stock exercisable

4

at the Fair Market Value of the Company's common stock on the date of grant; such Award shall be made annually on the date of and following completion of the Company's annual stockholders' meeting (commencing with the 2002 annual stockholders' meeting). The number of nonqualified options awarded to a director shall be appropriately adjusted in the event of any stock changes as described in Section 5.3.

        7.2    No Other Awards.    An Eligible Director shall not receive any other Award under the Plan.

SECTION 8

STOCK APPRECIATION RIGHTS

        8.1    SAR's In Tandem with Options.    Stock Appreciation Rights may be granted to Participants in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

        8.2    Other Stock Appreciation Rights.    Stock Appreciation Rights may also be granted to Participants separately from any Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

SECTION 9

RESTRICTED STOCK

        9.1    Grant of Restricted Stock.    The Committee may grant Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock shall be subject to such restrictions, which may relate to continued employment with the Company, performance of the Company, or other restrictions, as the Committee may determine. Each grant of Restricted Stock shall be evidenced by a written agreement setting forth the terms of such Award.

        9.2    Removal of Restrictions.    The Committee may accelerate or waive such restrictions in whole or in part at any time in its discretion.

SECTION 10

STOCK BONUSES

        10.1    Grant of Stock Bonuses.    The Committee may grant a Stock Bonus to a Participant at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine.

SECTION 11

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

        11.1    General.    The Board may from time to time amend, modify or terminate any or all of the provisions of the Plan, subject to the provisions of this Section 11.1. The Board may not change the Plan in a manner which would prevent outstanding Incentive Stock Options granted under the Plan from being Incentive Stock Options without the written consent of the optionees concerned. Furthermore, the Board may not make any amendment which would (i) materially modify the requirements for participation in the Plan, (ii) increase the number of shares of Stock subject to

5

Awards under the Plan or to any one Employee pursuant to Section 5.1, or (iii) change the minimum exercise price for stock options as provided in Section 6.2, in each case without the approval of a majority of the outstanding shares of Stock entitled to vote thereon. No amendment or modification shall affect the rights of any Employee with respect to a previously granted Award, nor shall any amendment or modification affect the rights of any Eligible Director pursuant to a previously granted Director Award.

        11.2    Termination of Plan.    No further Options shall be granted under the Plan subsequent to December 31, 2012, or such earlier date as may be determined by the Board.

SECTION 12

MISCELLANEOUS PROVISIONS

        12.1    Nontransferability of Awards.    Except as otherwise provided by the Committee, Awards under the Plan are not transferable, except by will or by the laws of descent and distribution.

        12.2    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Company. In the absence of any such designation, Awards outstanding at death may be exercised by the Participant's surviving spouse, if any, or otherwise by his estate.

        12.3    No Guarantee of Employment or Participation.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

        12.4    Tax Withholding.    The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.

        12.5    Change of Control.    On the date of a Change of Control, all outstanding options and stock appreciation rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. "Change of Control" shall mean:

  (i)
  The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (excluding any acquisition or holding by (i) the Company or its subsidiaries, (ii) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company and (iii) Robert B. Daugherty, his successors and assigns and any tax-exempt entity established by him) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

6

  (ii)
  Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

  (iii)
  Consummation of a reorganization, merger or consolidation, approved by the stockholders of the Company, in which the Company is not the surviving entity and with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

        12.6    Agreements with Company.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee or its designee.

        12.7    Company Intent.    The Company intends that the Plan comply in all respects with Rule 16b-3 under the Act, and any ambiguities or inconsistencies in the construction of the Plan shall be interpreted to give effect to such intention.

        12.8    Requirements of Law.    The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

        12.9    Effective Date.    The Plan shall be effective upon its adoption by the Board subject to approval by the Company's stockholders at the 2002 annual stockholders' meeting.

        12.10    Governing Law.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

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QuickLinks

Proxy Statement
Certain Shareholders
Election of Directors
Executive Compensation
Compensation Committee Report On Executive Compensation
Audit Committee Report
Shareholder Return Performance Graphs
APPROVAL OF THE VALMONT 2002 STOCK PLAN
Ratification of Appointment of Independent Auditors
Shareholder Proposals
Other Matters
APPENDIX
VALMONT 2002 STOCK PLAN